[LOGO] ABSOLUTE Strategies
-----------------FUND

                  With Strategic Portfolio Analysis by Lipper

[LOGO] LIPPER
A REUTERS COMPANY

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                                  PROSPECTUS

                                  May 6, 2005
                          As Amended December 14, 2005

                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES

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    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
    THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are service marks of AIA; Lipper and the Lipper logo are registered service marks of Lipper Inc.;
        and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

      ASF-PRO-IA0605

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                                                       ABSOLUTE STRATEGIES FUND
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TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                                 2

       Investment Objective                                                         2

       Principal Investment Strategies                                              2

       Principal Investment Risks                                                   4

PERFORMANCE                                                                         5

FEE TABLES                                                                          5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES/RISKS AND PORTFOLIO HOLDINGS  8

       Investment Objective                                                         8

       Principal Investment Strategies                                              8

       Investment Policies                                                          9

       Principal Investment Risks                                                  10

       Disclosure of Portfolio Holdings                                            12

MANAGEMENT                                                                         12

       The Adviser and Sub-Advisers                                                12

       Portfolio Managers                                                          15

       Other Service Providers                                                     20

       Fund Expenses                                                               20

YOUR ACCOUNT                                                                       21

       How to Contact the Fund                                                     21

       General Information                                                         21

       Buying Shares                                                               23

       Selling Shares                                                              26

       Choosing a Share Class                                                      28

       Exchange Privileges                                                         32

       Retirement Accounts                                                         32

OTHER INFORMATION                                                                  33

       Distributions                                                               33

       Taxes                                                                       33

       Organization                                                                34

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ABSOLUTE STRATEGIES FUND
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RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Absolute Investment Advisers LLC ("ABSOLUTE"), the Fund's investment adviser, believes that that there are important benefits that come from investing alongside skilled money managers whose strategies when combined will seek to provide enhanced risk-adjusted, low volatility returns. Based on this belief, the Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the "Sub-Advisers") who employ a wide range of specialized investment strategies. ABSOLUTE will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets.

The strategies utilized by the Fund include absolute return strategies as well as traditional money management with an absolute or risk-adjusted return focus. Absolute return strategies are actively managed investments that aim to produce absolute (positive) returns regardless of general market conditions by exploiting disparities or inefficiencies in markets, geographical areas, and companies; taking advantage of anticipated price movements, up and/or down, of markets; and/or benefiting from cyclical relationships or special situations (such as reorganizations). A risk-adjusted return focus aims to produce positive returns while managing risk exposure.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes, including but not limited to U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.

In connection with their investment strategies, the Sub-Advisers will make use of a variety of sophisticated investment techniques including but not limited to the following:

LONG EQUITY STRATEGY capitalizes on underpriced equity securities or on positive market trends and may concentrate in certain markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and the Sub-Adviser assesses risk and opportunity on an absolute, not an index-relative basis.

LONG/SHORT EQUITY MARKET NEUTRAL STRATEGY attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Sub-Advisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

HEDGED CONVERTIBLE MARKET NEUTRAL STRATEGY attempts to minimize market risk by purchasing convertible securities of a company and hedging that position by selling short the company's common stock. Equal dollars are invested long and short while attempting to maintain a sector neutral and capitalization neutral portfolio.

LONG/SHORT OR HEDGED EQUITY STRATEGY attempts to minimize overall market risk by using short sales or options on common stocks or indexes to hedge risk. Sub-Advisers may take advantage of an anticipated decline in the

2

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                                                       ABSOLUTE STRATEGIES FUND
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price of an overvalued company through the use of a covered call option and a corresponding put option (when spreads are available) or high quality taxable or tax-free issues (when spreads are narrow). Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

FIXED INCOME AND HIGH YIELD STRATEGY invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield and TIPS (Treasury Inflated -- Protected Securities). The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.

The Fund may also invest in other securities and instruments and employ investment strategies that are, or may in the future, become available.

ABSOLUTE will have primary responsibility for selecting the Fund's Sub-Advisers and determining the portion of the Fund's assets to be allocated to each Sub-Adviser. ABSOLUTE employs a proprietary quantitative approach to allocate assets and diversify across multiple asset classes and investment styles, which ABSOLUTE believes are complementary and have low correlation with each other and with major financial markets. ABSOLUTE reviews a wide range of quantitative and qualitative factors (e.g. statistical analysis and investment process) when evaluating each Sub-Adviser and their appropriate asset allocation.

ABSOLUTE may also direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's portfolio. ABSOLUTE retains the discretion to invest the Fund's assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry.

Lipper Inc. ("Lipper"), a Reuters Company, serves as a consultant to ABSOLUTE by providing Strategic Portfolio Analysis in the following areas:

   Helping to identify Sub-Advisers that ABSOLUTE may consider for the Fund;

   Providing analysis of Fund portfolio holdings using proprietary portfolio analytics and methodologies; and

   Providing analytics to assist ABSOLUTE in monitoring and analyzing the Fund's portfolio's risk-adjusted performance within each Sub-Adviser's investment strategy.

ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified by Lipper's Strategic Portfolio Analysis.

SUB-ADVISERS Initially, ABSOLUTE will select Sub-Advisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Sub-Adviser; however, ABSOLUTE will limit allocations to any one Sub-Adviser strategy to between 0% and 20% of total Fund assets.

Aronson+Johnson+Ortiz, LP
Bernzott Capital Advisors
Contravisory Research & Management Corp.
Grantham, Mayo, Van Otterloo & Co. LLC
Horizon Asset Management, Inc.
Kinetics Asset Management, Inc.
Loomis, Sayles & Company, L.P.
Metropolitan West Asset Management, LLC

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Moody Aldrich Partners, LLC
Scout Investment Advisors, Inc.
SSI Investment Management, Inc.
TT International Investment Management
TWIN Capital Management, Inc.
Yacktman Asset Management Co.

In the future, ABSOLUTE may remove Sub-Advisers from the foregoing group. ABSOLUTE may also add Sub-Advisers subject to applicable shareholder approval requirements.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in overall markets and in the specific assets held by the Fund. The market value of assets in which the Fund invests is based upon the markets' perception of value and is not necessarily an objective measure of the assets' value. The Fund is also non-diversified and may invest in securities of a limited number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets are diversified among the securities of a greater number of issuers.

The success of the Fund's investment strategy depends largely on ABSOLUTE's skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on each Sub-Adviser's skill in assessing the potential of the assets in which the Fund invests. Also, because the Fund's investment position at any given time will vary depending on ABSOLUTE's and the Sub-Advisers' current view of the overall climate of the markets, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than the investment return and principal value of other funds that do not employ an absolute return focus. For example, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged.

Other principal risks include:

   Securities of smaller companies, including securities of companies in initial public offerings, may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure;

   Foreign securities (including emerging markets) are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk;

   Derivatives such as options and futures can be volatile, and a small investment in a derivative could have a large potential impact, positive and negative, on the performance of the Fund;

   Leverage through investment techniques such as short sales, margin transactions and swaps may multiply smaller market movements into large changes in the Fund's net asset value;

   Debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce the Fund's return;

4

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                                                       ABSOLUTE STRATEGIES FUND
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   Securities that are illiquid or restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) are subject to limitations on resale and the Fund may not be able to dispose of the securities promptly or at a reasonable price;

   The Fund's strategy may result in high turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance; and

   The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled vehicle managed the Fund's assets directly.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance information for the Fund is not provided because the Fund has not been in operation for a full year.

FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of ABSOLUTE, are paid out of the assets of each Fund class and are factored into the share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                          INSTITUTIONAL
                                                                             SHARES       A SHARES     C SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering
price)                                                                         None        4.50%/(1)/    None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                None         None         None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a % of
the lesser of value of shares redeemed or cost of shares)                      None         None         None
Redemption Fee (as a % of value of shares redeemed)                           1.50%/(2)/   1.50%/(2)/   1.50%/(2)/
Exchange Fee (as a % of value of shares redeemed)                             1.50%/(2)/   1.50%/(2)/   1.50%/(2)/
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(3)/
Management Fees/(4)/                                                          1.60%        1.60%        1.60%
Distribution (12b-1) Fees                                                      None        0.25%/(5)/   1.00%/(5)/
Other Expenses                                                                0.65%        0.78%        0.69%
  Dividend Expenses on Short Sales                                            0.27%        0.27%        0.27%
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/                                     2.25%        2.63%        3.29%
Waivers and Reimbursements/(3)/                                              -0.03%       -0.11%       -0.02%
NET EXPENSES/(3)/                                                             2.22%        2.52%        3.27%

/(1)/ No initial sales charge is applied to purchases of $1 million or more.
      Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table. A contingent

                                                                             5

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      deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.
/(2)/ Shares redeemed or exchanged within 60 days of purchase will be charged a redemption fee of 1.50% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" for additional information.
/(3)/ Other Expenses, Total Annual Fund Operating Expenses, and Net Expenses are based on projected assets and projected annualized expenses for the Fund's fiscal year ending March 31, 2006. Excluding the effect of the estimated expenses attributable to dividends on short sales and offering costs, the Fund's Total Annual Operating Expenses and Net Expenses, from inception and based on projected assets and annualized expenses for the Fund's fiscal year ending March 31, 2006, would be:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
                                            INSTITUTIONAL
                                               SHARES     A SHARES C SHARES
Management Fees                                   1.60%   1.60%      1.60%

Distribution (12b-1) Fees                         None    0.25%/(5)/ 1.00%/(5)/
Other Expenses                                    0.38%   0.51%      0.42%
TOTAL ANNUAL FUND OPERATING EXPENSES              1.98%   2.36%      3.02%

Waivers and Reimbursements                       -0.03%  -0.11%     -0.02%
NET EXPENSES                                      1.95%   2.25%      3.00%

      ABSOLUTE has agreed to waive its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares, and C Shares to 1.95%, 2.25%, and 3.00%, respectively, from inception through July 31, 2006 (each an "Expense Cap"). The Expense Caps may be changed or eliminated with the consent of the Board of Trustees at any time.
/(4)/ The Fund may repay ABSOLUTE for fees waived and expenses reimbursed pursuant to the Expense Cap if (1) such payment is made within three years of the waiver or expense reimbursement; (2) such payment is approved by the Board of Trustees, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares.
/(5)/ The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% on A Shares and 1.00% on C Shares. The Board of Trustees currently limits payments on A Shares to 0.25% of average net assets.

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            IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES
               Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market.
               The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction.
               Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class for the time periods indicated, you pay the applicable maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                INSTITUTIONAL
                                   SHARES     A SHARES C SHARES
1 Year                              $225       $  694   $  330
3 Years                             $700       $1,221   $1,011

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INVESTMENT OBJECTIVE, PRINCIPLE INVESTMENT STRATEGIES/RISKS AND PORTFOLIO
HOLDINGS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed for investors who seek a long-term investment with low correlation to traditional markets, and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

ABSOLUTE allocates and reallocates assets of the Fund among its respective Sub-Advisers to create a low correlating, low volatility model in order to maximize risk-adjusted, or absolute (positive) returns. ABSOLUTE reviews a wide range of quantitative and qualitative factors when evaluating each Sub-Adviser and the appropriate asset allocation thereto. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other Sub-Advisers; business focus, stability and depth of investment professionals; and portfolio manager interviews.

Lipper serves as a consultant to ABSOLUTE, providing Strategic Portfolio Analysis. Lipper provides proprietary portfolio analytics and methodologies to assist ABSOLUTE in the selection of Sub-Advisers and in filling category or asset-class gaps to facilitate the Fund's investment goal. ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified in Lipper's Strategic Portfolio Analysis. In addition to providing ABSOLUTE with quantitative analytics for Sub-Adviser selection, Lipper also provides analytics to assist ABSOLUTE in its ongoing portfolio monitoring and analysis of the Fund's risk-adjusted performance within each Sub-Adviser's investment strategy.

ABSOLUTE has entered into sub-advisory agreements with fourteen Sub-Advisers, each chosen for their particular investment style(s). The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several money managers with ABSOLUTE's quantitative approach (e.g. statistical analysis) to diversification and risk management, the Fund attempts to reduce volatility and mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided.

ABSOLUTE may invest the Fund's assets in securities and other instruments directly. ABSOLUTE may exercise this discretion in order to invest the Fund's assets pending allocation to a Sub-Adviser, to hedge against overall Fund exposures created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry. ABSOLUTE may exercise its discretion over unallocated assets or may reallocate to itself assets previously allocated to a Sub-Adviser.

ABSOLUTE is responsible for supervisory oversight of the general management of assets allocated to each Sub-Adviser. The discretion of each Sub-Adviser to invest its allocated portion of the Fund's assets is subject to written

8

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                                                       ABSOLUTE STRATEGIES FUND
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investment policies and restrictions developed and communicated to the
Sub-Advisers by ABSOLUTE. While ABSOLUTE does not evaluate the merits of a Sub-Adviser's individual investment decisions, it does monitor investment performance and style consistency.

From time to time, certain of the Sub-Advisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations. Initially, the Fund may not be able to fully allocate its assets to chosen Sub-Advisers whose investment minimums exceed initial allocations. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Adviser strategies until Fund assets reach appropriate scale for optimal allocation.

INVESTMENT POLICIES

The Fund invests in equity securities of domestic and foreign corporations of all sizes and in debt securities, without limit on credit quality or maturity, of domestic and foreign corporations of all sizes. Equity securities include common stock, preferred stock and convertible securities and American Depositary Receipts ("ADRs"). The Fund may also invest in non-corporate domestic and foreign debt securities issued by governmental and municipal entities, mortgage-backed and asset-backed securities and money market instruments (including commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and reverse repurchase agreements) without limitation on credit quality and maturity.

The Fund may also invest up to 10% of its total assets in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by one or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of exchange traded funds ("ETFs"). ETFs that have received exemptive relief from the U.S. Securities and Exchange Commission ("SEC") that permits other mutual funds to invest in their shares without limitation are excluded from the 10% limitation.

The Fund may invest a portion of its assets in securities, including equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") as well as other restricted securities. Restricted Securities are those that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

DERIVATIVES To manage risk or enhance return, the Fund may invest in derivatives such as futures and options contracts and in equity, interest rate, index and currency rate swap agreements. The Fund may invest in options on securities, securities indices, and commodities. The Fund may invest in futures on securities, commodities, and securities indices and in options on such contracts.

OPTIONS CONTRACTS Options transactions may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security, security index or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security, security index or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security, security index or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

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FUTURES CONTRACTS Futures transactions may be effected on an exchange or in the over-the-counter market. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to their expiration date.

SWAP AGREEMENTS In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in high quality short-term debt instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISKS The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

   Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times and, as a result, hedging strategies may cease to function as anticipated;

   ABSOLUTE or a Sub-Adviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund's portfolio.

MULTI-MANAGER RISK The methodology by which ABSOLUTE allocates Fund assets to the Sub-Adviser may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

DIVERSIFICATION RISK The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries. Concentration in securities of a limited number of issuers and industries exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

SMALL COMPANY RISK Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a

10

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

FOREIGN RISK The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in Collateralized/Guaranteed Mortgage Obligations ("CMOs"). CMOs are divided into classes (often referred to as "tranches") and certain tranches of CMOs have priority over other classes. No payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

PREPAYMENT RISK Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

INITIAL PUBLIC OFFERINGS RISK The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

LIQUIDITY RISK Limitations on resale may have an adverse effect on the marketability of a security and the Fund may also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby

                                                                             11

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

experience difficulty satisfying redemption requests. The Fund may not purchase a security if such purchase would cause more than 15% of its total assets in securities that are not readily marketable.

HIGH TURNOVER RISK The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs as well as its short-term capital gains. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

LEVERAGE RISK Leverage transactions, including borrowing money, selling securities short, lending portfolio securities and entering into reverse repurchase agreements, create the risk of magnified capital losses. The risks of leverage include a higher volatility in the net asset value of the Fund's securities, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. In an extreme case, if the Fund's current investment income is not sufficient to meet the interest expense of leveraging, it may be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

DERIVATIVES RISKS Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

POOLED INVESTMENT VEHICLE RISK The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles' expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Sub-Adviser, managed the Fund's assets directly. The incentive fees charged by the investment vehicles may create an incentive for the manager of the investment vehicle to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER AND SUB-ADVISERS

Absolute Investment Advisers LLC, 94 Station Street, Suite 202, Hingham, MA 02043, is the Fund's investment adviser. ABSOLUTE is a newly registered investment adviser and provides investment advisory services to the Fund. The Fund is the first mutual fund for which ABSOLUTE provides investment management services.

12

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


ABSOLUTE receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement and ABSOLUTE's Sub-Advisory Agreements with the Sub-Advisers is available in the Fund's semi-annual report for the six-month period ended September 30, 2005.

Subject to the general control of the Board, ABSOLUTE is directly responsible for making the investment decisions for the Fund. Although ABSOLUTE delegates the day-to-day management of the Fund to one or more of the following Sub-Advisers, ABSOLUTE retains overall supervisory responsibility for the general management and investment of the Fund's assets.

                   SUB-ADVISER                                          ADDRESS
Aronson+Johnson+Ortiz, LP                          230 South Broad St, 20th Floor, Philadelphia, PA
                                                   19102
Bernzott Capital Advisors                          888 West Venture Blvd, Suite B, Camarillo, CA
                                                   93010
Contravisory Research & Management Corp.           99 Derby St, Hingham, MA 02043
Grantham, Mayo, Van Otterloo & Co. LLC             40 Rowes Wharf, Boston, MA 02110
Horizon Asset Management, Inc.                     470 Park Ave South, New York, NY 10016
Kinetics Asset Management, Inc.                    16 New Broadway, Sleepy Hollow, NY 10591
Loomis, Sayles & Company, L.P.                     One Financial Ctr, Boston, MA 02111
Metropolitan West Asset Management, LLC            11766 Wilshire Blvd, Suite 1580, Los Angeles, CA
                                                   90025
Moody Aldrich Partners, LLC                        18 Sewall St, Marblehead, MA 01945
Scout Investment Advisors, Inc.                    1010 Grand Blvd, Kansas City, MO 64106
SSI Investment Management, Inc.                    357 N. Canon Dr, Beverly Hills, CA 90210
TT International Investment Management             Martin House, 5 Martin Ln, London EC4R 0DP,
                                                   United Kingdom
TWIN Capital Management, Inc.                      3244 Washington Rd, Suite 202, McMurray, PA 15317
Yacktman Asset Management Co.                      6300 Bridgepoint Parkway, Building One, Suite 320,
                                                   Austin, TX 78730

ARONSON+JOHNSON+ORTIZ, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds. As of March 31, 2005, the Sub-Adviser had over $19 billion of assets under management.

BERNZOTT CAPITAL ADVISORS commenced operations in 1994, and provides investment advisory services for institutions, foundations and endowments, businesses, and all types of qualified retirement plans. The Sub-Adviser's Private Client Group services individuals, families and trusts. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $328 million of assets under management.

                                                                             13

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ABSOLUTE STRATEGIES FUND
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CONTRAVISORY RESEARCH & MANAGEMENT CORP. commenced operations in 1972, and provides investment advisory services for individuals, trusts, profit-sharing plans, and institutions. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $315 million of assets under management.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC commenced operations in 1977, and provides investment advisory services for clients in the corporate, public, endowment and foundation marketplaces and mutual funds. As of March 31, 2005, the Sub-Adviser had over $80 billion of assets under management.

HORIZON ASSET MANAGEMENT, INC. commenced operations in 1995, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had approximately $450 million of assets under management.

KINETICS ASSET MANAGEMENT, INC. commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $1.7 billion of assets under management.

LOOMIS, SAYLES & COMPANY, L.P. commenced operations in 1926, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $63 billion of assets under management.

METROPOLITAN WEST ASSET MANAGEMENT, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $13 billion of assets under management.

MOODY ALDRICH PARTNERS, LLC commenced operations in 1988, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of March 31, 2005, the Sub-Adviser had over $250 million of assets under management.

SCOUT INVESTMENT ADVISORS, INC. was formed as a successor to UMB Bank, N.A. in 2001, to be the adviser to the UMB Scout Funds. UMB Bank's investment advisory business commenced operations in 1928, and provides investment advisory services for individuals, foundations, endowments and trusts, corporations, and non-profit and public institutions. As of March 31, 2005, UMB Bank and its subsidiaries had approximately $7 billion of assets under management.

SSI INVESTMENT MANAGEMENT, INC. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $1.3 billion of assets under management.

TT INTERNATIONAL INVESTMENT MANAGEMENT commenced operations in 1988, and provides investment advisory services for primarily institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had approximately $10 billion of assets under management.

TWIN CAPITAL MANAGEMENT, INC. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of March 31, 2005, the Sub-Adviser had over $389 million of assets under management.

14

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


YACKTMAN ASSET MANAGEMENT CO. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Sub-Adviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. As of March 31, 2005, the Sub-Adviser had over $1 billion of assets under management.

ABSOLUTE and the Trust, on behalf of the Fund, expect to apply for exemptive relief from the SEC to permit ABSOLUTE, with the approval of the Board, to appoint new Sub-Advisers and to enter into and approve material amendments to Sub-Advisory Agreements without obtaining shareholder approval. In 2003, the SEC proposed a new rule that would permit ABSOLUTE and the Fund to take similar action without reliance on exemptive relief from the SEC. The conditions that are included in the proposed rule are expected to be similar but could differ from those included in the exemptive application. Any exemptive relief received is expected to expire on the effective date of the rule, if adopted.

PORTFOLIO MANAGERS

The Fund is managed by co-portfolio managers Jay Compson and Alec Petro, both founders of ABSOLUTE. They are responsible for Sub-Adviser selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Petro is responsible for the Fund's proprietary quantitative model, including portfolio construction and asset allocation optimization.

JAY COMPSON Founder & Portfolio Manager - Absolute Investment Advisers LLC (2004-Present); Abington Capital, LP (2002-2004); Tucker Anthony Sutro, Inc. (1999-2002); Lehman Brothers (1998-1999);
Chubb Group (1992-1998).

Prior to founding ABSOLUTE, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He managed assets in both long and short equities, utilizing a value-oriented and absolute return approach. While there, Mr. Compson was also responsible for all company, industry and macro-economic research for the firm. Prior to Abington Capital, he was at Tucker Anthony Sutro, Inc. where he worked on corporate finance and strategic planning projects, including mergers and acquisitions, capital allocation, and compensation models for the company's CEO and CFO. Prior to that he was at Lehman Brothers in New York and the Chubb Group.

Mr. Compson received his BA degree from Franklin & Marshall College in 1992, and his MBA in Finance and Management from New York University's Stern School of Business in 1998.

ALEC PETRO Founder & Portfolio Manager - Absolute Investment Advisers LLC (2004-Present); Fort Hill Capital Management, (July 2002-Present); Mercator Asset Management (1999-2002); Cooper Neff and Associates (1988-1998); O'Connor and Associates (1985-1988).

Mr. Petro began trading in the financial derivatives market place, starting at O'Connor and Associates in Chicago in 1985, where he was a Senior Trader in the global foreign exchange derivative trading. In 1988, Mr. Petro moved to Cooper Neff and Associates and became the fifth Partner in 1990. He built and headed the global foreign exchange and derivative business joint venture with Mitsui Trust of Tokyo from 1989-1994. In 1994, Cooper Neff and Associates was sold to Banque National de Paris and he became head of Global FX and Derivatives from 1995-1997. Mr. Petro moved back to BNP/Cooper Neff's Radnor, PA headquarters in the spring of 1998 to manage numerous hedge fund projects, including derivatives in U.S equities, real estate, and foreign exchange. In late 1998, Mr. Petro retired from BNP/Cooper Neff to found Mercator Asset Management in Chicago, an alternative asset management group specializing in quantitative and derivative fund management. In 2002, Mr. Petro founded Fort Hill Capital Management. Based in Duxbury, MA, Fort Hill is a quantitative hedge

                                                                             15

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

fund specializing in derivatives and convertible bond strategies. He presently manages Fort Hill's daily operations, where he is President and Chief Executive Officer.

Mr. Petro is presently Adjunct Professor in the Finance Department of Boston College where he teaches classes on hedge funds and venture capital. Mr. Petro graduated from Boston College in 1985 with a B.S. in Finance and earned an M.B.A. in Finance from the University of Chicago in 1992.

Generally, ABSOLUTE will assign responsibility for the day-to-day management of the Fund to a combination of the following Sub-Advisers. The portfolio managers responsible for the day-to-day management of assets allocated to each Sub-Adviser are:

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Aronson+Johnson+Ortiz, LP                          Theodore R. Aronson, Kevin M. Johnson, Martha E.
                                                   Ortiz, and Gina Marie N. Moore, each a Portfolio
                                                   Manager of the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Aronson, Mr. Johnson, Ms. Ortiz,
                                                   and Ms. Moore have been employed by the
                                                   Sub-Adviser since 1984, 1993, 1987, and 1998,
                                                   respectively.
Bernzott Capital Advisors                          Kevin Bernzott and Peter Banks, each a Portfolio
                                                   Manager with the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Bernzott and Mr. Banks have been
                                                   employed by the Sub-Adviser since 1994 and 1997,
                                                   respectively.
Contravisory Research & Management Corp.           G. Edward Noonan, Jr., William M. Noonan and
                                                   Philip A. Noonan, each a Portfolio Manager with
                                                   the Sub-Adviser, co-manage the Fund assets
                                                   allocated to the Sub-Adviser for management. Mr.
                                                   Edward Noonan founded the Sub-Adviser in 1972 and
                                                   Mr. William Noonan and Mr. Philip Noonan joined
                                                   the Sub-Adviser in 1995 and 1998, respectively.
Grantham, Mayo, Van Otterloo & Co. LLC             The Sub-Adviser's U.S. Quantitative Division
                                                   manages the Fund's assets allocated to the
                                                   Sub-Adviser for management and no one person is
                                                   responsible for the day-to-day management of the
                                                   Fund. Mr. Ben Inker is a senior member of the
                                                   Division, allocates responsibility for portions
                                                   of the Fund's allocated assets to various members
                                                   of the Division, oversees the implementation of
                                                   trades on behalf of the Fund, reviews the overall
                                                   composition of the Fund's allocated assets, and
                                                   monitors cash flow. At the Sub-Adviser, Mr. Inker
                                                   is responsible for the portfolio management of
                                                   all asset allocation portfolios. He has served as
                                                   Director of Asset Allocation since 1996. Mr.
                                                   Inker is a CFA charterholder.

16

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Horizon Asset Management, Inc.                     Mr. Murray Stahl, co-founder of and Portfolio
                                                   Manager with the Sub-Adviser, manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Stahl joined the Sub-Adviser in
                                                   1994.
Kinetics Asset Management, Inc.                    Mr. Peter Doyle and Mr. Murray Stahl co-manage
                                                   the Fund's assets allocated to the Sub-Adviser
                                                   for management. Mr. Doyle, Chief Investment
                                                   Strategist of the Sub-Adviser, founded both the
                                                   Sub-Adviser and Horizon Asset Management, Inc. in
                                                   1994. Mr. Stahl has served as Director of
                                                   Research of the Sub-Adviser since 2000.
Loomis, Sayles & Company, L.P.                     Mr. Daniel J. Fuss, Vice Chairman, Director,
                                                   Executive Vice President, and Portfolio Manager
                                                   with the Sub-Adviser, co-manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management with Mr. John Hyll, Mr. Steven Kaseta,
                                                   and Mr. Cliff Rowe. Mr. Fuss joined the
                                                   Sub-Adviser in 1976. Mr. Hyll, Portfolio Manager
                                                   and Vice President of the Sub-Adviser, began his
                                                   investment career in 1983 and joined the
                                                   Sub-Adviser in 1987. Mr. Hyll received a B.A. and
                                                   an M.B.A. from Baldwin-Wallace College. He has
                                                   over 21 years of investment experience. Mr.
                                                   Kaseta, Vice President of the Sub-Adviser, began
                                                   his investment career in 1982 and joined the
                                                   Sub-Adviser in 1994. He received an A.B. from
                                                   Harvard University and an M.B.A. from the Wharton
                                                   School at the University of Pennsylvania. Mr.
                                                   Kaseta has over 22 years of investment
                                                   experience. Mr. Rowe, Portfolio Manager and Vice
                                                   President of the Sub-Adviser, began his
                                                   investment career and joined the Sub-Adviser in
                                                   1992. Prior to becoming a Portfolio Manager, he
                                                   served the Sub-Adviser as a Trader from 1999
                                                   until 2001. He holds the designation of Chartered
                                                   Financial Analyst. He received a B.B.A. from
                                                   James Madison University and an MBA from the
                                                   University of Chicago, and has 13 years of
                                                   investment experience.
Metropolitan West Asset Management, LLC            Mr. Tad Rivelle, Mr. Laird Landmann, Mr. Steve
                                                   Kane, and Mr. Bret Barker co-manage the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Rivelle, Mr. Landmann, and
                                                   Mr. Kane founded the Sub-Adviser in 1996, and are
                                                   Principals and Portfolio Managers of the
                                                   Sub-Adviser. Mr. Barker joined the Sub-Adviser in
                                                   1997 and serves as a Portfolio Manager.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Moody Aldrich Partners, LLC                        Mr. William B. Moody, Mr. Amory A. Aldrich, Jr.
                                                   and Mr. Michael Pierre co-manage the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Moody and Mr. Aldrich founded the
                                                   Sub-Adviser in 1988 and are Principals and
                                                   Portfolio Managers of the Sub-Adviser. Mr. Pierre
                                                   worked for the Sub-Adviser from 1996 through 2000
                                                   as an Analyst. In 2000, he left the Sub-Adviser
                                                   to form Pierre & Co. and launch Pierre All Cap
                                                   Value, while maintaining close ties with the
                                                   Principals of the Sub-Adviser. In December 2003,
                                                   Mr. Pierre rejoined the Sub-Adviser as a
                                                   Principal and Portfolio Manager.
Scout Investment Advisors, Inc.                    Mr. David R. Bagby, CFA, manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Bagby joined the Sub-Adviser in
                                                   1993 and has 30 years of experience in the fields
                                                   of investment management and research.
SSI Investment Management, Inc.                    Mr. George M. Douglas, CFA, Vice President and
                                                   Chief Investment Officer, heads the Portfolio
                                                   Management Team and along with the Sub-Adviser's
                                                   research team, manages the Fund's assets
                                                   allocated to the Sub-Adviser for management. Mr.
                                                   Douglas has over 27 years of experience in
                                                   quantitative equity research and portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1994, Mr. Douglas worked for CS First Boston
                                                   where he had been Director of Quantitative Equity
                                                   Investments. Mr. Douglas worked for Drexel
                                                   Burnham Lambert as Senior Vice President and
                                                   Director of Quantitative Research from December
                                                   1980 through February 1990 where he ran both a
                                                   proprietary trading group and a quantitative
                                                   equity research group, the DAIS Group. Mr.
                                                   Douglas also headed portfolio management groups
                                                   for John Templeton's investment management
                                                   organization.

                                                   Mr. Kenneth Raguse, CFA, Vice President and
                                                   Senior Portfolio Manager, is responsible for
                                                   analyzing investments in consumer products,
                                                   technology, media, and healthcare. Mr. Raguse has
                                                   over 14 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1994, he was an Investment Adviser with First
                                                   Securities Corporation. Mr. Raguse has an MS
                                                   Degree in Finance and a BS Degree in Economics
                                                   from the University of Wisconsin.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
                                                   Mr. David Rosenfelder, Vice President and Senior
                                                   Portfolio Manager, is responsible for analyzing
                                                   investments in capital goods, defense/aerospace
                                                   and transportation. In addition, Mr. Rosenfelder
                                                   is the director of the Sub-Adviser's trading
                                                   department. Mr. Rosenfelder has over 21 years of
                                                   experience in portfolio management. Prior to
                                                   joining the Sub-Adviser in 1991, he was a Trading
                                                   Manager at Fidelity Investments. Mr.
                                                   Rosenfelder's educational background includes an
                                                   MBA in Finance from UCLA Anderson School of
                                                   Management and a BS Degree in Accounting from
                                                   California State University, Los Angeles.

                                                   Mr. Tim Ruiz, Vice President and Senior Portfolio
                                                   Manager, is responsible for analyzing investments
                                                   in finance, energy, basic materials, REITS and
                                                   utilities. In addition, Mr. Ruiz is a trader of
                                                   the Sub-Adviser's investment portfolios and
                                                   manager of back office operations. Mr. Ruiz has
                                                   over 14 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1992, he was an Investment Assistant at Columbia
                                                   Savings and Loan/Resolution Trust Co. Mr. Ruiz
                                                   holds a BS Degree in Finance from California
                                                   State University, Los Angeles.
TT International Investment Management             Mr. Dean Smith manages the Fund's assets
                                                   allocated to the Sub-Adviser for management.
                                                   Mr. Dean is a Partner of the Sub-Adviser, has
                                                   over 14 years' industry experience and joined the
                                                   Sub-Adviser in 1998. Before joining the
                                                   Sub-Adviser, he worked at LGT Asset Management
                                                   for 5 years as a Portfolio Manager. Prior to
                                                   that, he was a Fund Manager for private client
                                                   funds at Minet Group plc. Mr. Dean received a BA
                                                   from Kingston University, together with a
                                                   postgraduate qualification from The Institute of
                                                   Investment Management and Research.
TWIN Capital Management, Inc.                      Mr. Geoffrey Gerber, Ph.D. and Mr. Christopher
                                                   Erfort, CFA co-manage the Fund's assets allocated
                                                   to the Sub-Adviser for management. Mr. Gerber
                                                   co-founded the Sub-Adviser in 1990 and serves as
                                                   the Sub-Adviser's President. Mr. Erfort has been
                                                   with the Sub-Adviser since January 1997. During
                                                   the last five years, he has served primarily as
                                                   the Sub-Adviser's Head Trader and Co-Portfolio
                                                   Manager. Mr. Erfort is currently Vice President,
                                                   Head Trader, and Co-Portfolio Manager.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Yacktman Asset Management Co.                      Mr. Don Yacktman and Mr. Stephen Yacktman
                                                   co-manage the Fund's assets allocated to the
                                                   Sub-Adviser for management. Mr. Don Yacktman
                                                   founded the Sub-Adviser in 1992 and serves as the
                                                   Sub-Adviser's President and Chief Investment
                                                   Officer. Mr. Stephen Yacktman joined the
                                                   Sub-Adviser in 1993 and is the Portfolio Manager
                                                   of two other mutual funds for which the
                                                   Sub-Adviser provides advisory services.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of Fund shares.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Fund's distributor (principal underwriter) acts as the Fund's representative in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The distributor is not affiliated with ABSOLUTE, any Sub-Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays its own expenses. Expenses of a Fund class include that class' own expenses as well as Trust expenses that are allocated between the Fund, its classes of shares and all other funds of the Trust. ABSOLUTE or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund class. Any waiver or expense reimbursement increases a Fund class' performance for the period during which the waiver or reimbursement is in effect.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

YOUR ACCOUNT
 HOW TO CONTACT THE FUND

 WRITE TO US AT:
  Absolute Strategies Fund
  P.O. Box 446
  Portland, Maine 04112
 OVERNIGHT ADDRESS:
  Absolute Strategies Fund
  Two Portland Square
  Portland, Maine 04101
 TELEPHONE US AT:
  (888) 992-2765 (toll free)
  (888) 99-ABSOL-UTE (toll free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 305 76692
  Re: Absolute Strategies Fund -- (Your Class of Shares)
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 23 through 32). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time as of which the NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of that Fund class' total assets, subtracting the Fund class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if (i) market quotations are insufficient or not readily available or (ii) ABSOLUTE or a Sub-Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available, insufficient, or unreliable if the exchange on which a portfolio security trades closes early, if trading in the portfolio security was halted prior to the time the Fund

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ABSOLUTE STRATEGIES FUND
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calculates its NAV or if events occur after the securities markets on which the
Fund's portfolio securities primarily trade but before the time as of which the Fund calculates it's NAV. The Fund may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies. Fair value pricing is based on subjective factors. As a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold.

TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund or the classes thereof. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ABSOLUTE may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares ("Financial Institutions"). ABSOLUTE may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund. Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. ABSOLUTE or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services. ABSOLUTE may also compensate a Financial Institution for providing certain marketing support services, including finders fees, thrid party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institution. Such payments will create an incentive for the Financial Institutions to recommend that you purchase Fund shares.

Details regarding payments made to Financial Institutions for marketing support services are contained in the SAI and is incorporated herein. Contact your Financial Institution for additional information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund will not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check) unless an exemption is granted to do so consistent with the requirements of the Trust's Anti-Money Laundering Program.

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Absolute Strategies Fund" or to one or more owners of the account and endorsed to "Absolute Strategies Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                              MINIMUM INITIAL   MINIMUM ADDITIONAL
                                              INVESTMENT/(1)/    INVESTMENT/(1)/
           INSTITUTIONAL SHARES
           All Accounts                               $1,000,000/(2)/   None
           A SHARES AND C SHARES
           Standard Accounts                          $10,000           $100
           Traditional and Roth IRA Accounts          $ 1,000           $100
           Accounts with Systematic Investment Plans  $ 1,000           $ 50
           Qualified Retirement Plans                 $ 1,000           $100

/(1)/ See "General Information - Transactions through Third Parties" for information regarding investment minimums if you are purchasing shares through a financial institution.
/(2)/ No initial or subsequent investment minimum for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; and
      (3) mutual fund platforms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of ABSOLUTE or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

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ABSOLUTE STRATEGIES FUND
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ACCOUNT REQUIREMENTS

                 TYPE OF ACCOUNT                                      REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS .  Instructions must be signed by all persons
Individual accounts and sole proprietorship           required to sign exactly as their names appear
accounts are owned by one person. Joint accounts      on the account.
have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)         .  Depending on state laws, you can set up a
These custodial accounts provide a way to give        custodial account under the UGMA or the UTMA.
money to a child and obtain tax benefits.          .  The custodian must sign instructions in a
                                                      manner indicating custodial capacity.
BUSINESS ENTITIES                                  .  Submit a secretary's (or similar) certificate
                                                      covering incumbency and authority.
TRUSTS                                             .  The trust must be established before an
                                                      account can be opened.
                                                   .  Provide the first and signature pages from the
                                                      trust document identifying the trustees.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in the Fund's sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

INVESTMENT PROCEDURES

             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                           BY CHECK
..  Call, write us, or visit our website for an     .  Fill out an investment slip from confirmation
   account application                                or write us a letter
..  Complete the application (and other required    .  Write your account number on your check
   documents)                                      .  Mail us the slip (or your letter) and the check
..  Mail us your application (and other required
   documents) and a check
BY WIRE                                            BY WIRE
..  Call, write us, or visit our website for an     .  Instruct your financial institution to wire
   account application                                your money to us
..  Complete the application (and other required    .  Ensure financial institution includes your
   documents)                                         Fund account number on the wire instructions
..  Call us to fax the completed application (and
   other required documents) and we will assign
   you an account number
..  Mail us your original application (and other
   required documents)
..  Instruct your financial institution to wire
   your money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..  Call, write us, or visit our website for an     .  Complete the systematic investment section of
   account application                                the application
..  Complete the application (and other required    .  Attach a voided check to your application
   documents)                                      .  Mail us the completed application and voided
..  Call us to fax the completed application (and      check
   other required documents) and we will assign    .  We will electronically debit the purchase
   you an account number                              amount from the financial institution account
..  Mail us your original application (and other       identified on your account application
   required documents)
..  We will electronically debit the purchase
   amount from the financial institution account
   identified on your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemptions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity within a pre-determined period. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

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ABSOLUTE STRATEGIES FUND
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CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Redemption orders are processed promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name and class
  . The dollar amount or number of shares you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature guarantee (if required)
.. Obtain other documentation (if required)
.. Mail us your request and documentation
BY WIRE
.. Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
  (See "By Telephone") OR
.. Mail us your request (See "By Mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact name(s) in which the account is registered
  . Additional form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By
    Wire")
SYSTEMATICALLY
.. Complete the systematic withdrawal section of the application
.. Attach a voided check to your application
.. Mail us your completed application
.. Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

..  Written requests to redeem $100,000 or more;

..  Changes to a shareholder's record name;

.. Redemptions from an account for which the address or account registration has changed within the last 30 days;

.. Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

.. Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

REDEMPTION FEE The sale of Fund shares is subject to a redemption fee of 1.50% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

.. Redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

..  Redemptions of shares purchased through a dividend reinvestment program;

..  Redemptions pursuant to a systematic withdrawal plan; and

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ABSOLUTE STRATEGIES FUND
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..  Redemptions in a qualified retirement plan under section 401(a) of the
   Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC.

Certain financial institutions that collect a redemption fee on behalf of the Fund do not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial institution should contact the institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the institution's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account may be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks may be canceled.

CHOOSING A SHARE CLASS

The following is a summary of the differences between Institutional Shares, A Shares and C Shares of the Fund:

    INSTITUTIONAL SHARES                 A SHARES                       C SHARES
..  Designed for pension and    .  Designed for retail         .  Designed for retail
   profit-sharing plans,          investors investing            investors investing
   employee benefit trusts,       individually or through        individually or through
   endowments, foundations        financial institutions         financial institutions
   and corporations, as well   .  Initial sales charge of     .  Higher expense ratio than
   as high net worth              4.50% or less                  A Shares due to higher
   individuals and financial   .  Deferred sales charge of       Rule 12b-1 distribution
   intermediaries who are         1% on purchases of $1          fees
   willing to make an             million or more liquidated
   initial purchase of            in whole or in part within
   $1,000,000 and omnibus         twelve months. A deferred
   accounts maintained by         sales charge will be
   financial institutions for     assessed on shares
   the benefit of their           liquidated during the period
   clients who purchase           beginning in the 13th month
   shares through investment      and ending in the 24th
   programs such as (1)           month of purchase as follows:
   fee-based advisory             1.00% for purchases of $1
   programs; (2) employee         million but

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


    INSTITUTIONAL SHARES                  A SHARES                        C SHARES
  benefit plans like 401(k)       less than $3 million, 0.50%
  retirement plans; and (3)       for purchases of $3 million
  mutual fund platforms.          but less than $5 million,
.. Designed for retail             and 0.25% for purchases of
  investors investing             $5 million or more
  through fee based             . Lower expense ratio than C
  financial advisors              Shares due to lower Rule
.. No initial or deferred          12b-1 distribution fees
  sales charges or Rule
  12b-1 distribution fees
.. Lower expense ratio than A
  Shares and C Shares

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and sales charge information for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares. This information is also available, free of charge, on the Fund's website at www.absoluteadvisers.com. No sales charges are assessed on purchases or sales of Institutional Shares or C Shares.

SALES CHARGE SCHEDULE An initial sales charge is assessed on purchases of A Shares as follows:

                                                SALES CHARGE (LOAD) AS % OF/(1)/:
                                                  PUBLIC     NET ASSET
AMOUNT OF PURCHASE                            OFFERING PRICE   VALUE   REALLOWANCE %
        $10,000 but less than $100,000             4.50%       4.71%       4.00%

        $100,000 but less than $250,000            3.50%       3.63%       3.00%
        $250,000 but less than $500,000            2.50%       2.56%       2.25%

       $500,000 but less than $1 million           1.50%       1.52%       1.25%
       $1 million but less than $3 million         0.00%       0.00%/(2)/  0.00%

       $3 million but less than $5 million         0.00%       0.00%/(2)/  0.00%
       $5 million and up                           0.00%       0.00%/(2)/  0.00%

/(1)/ Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
/(2)/ No initial sales charge applies on purchases of $1 million or more. A
      CDSC of up to 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

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ABSOLUTE STRATEGIES FUND
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The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE AND SALES COMMISSION PAYMENTS BY DISTRIBUTOR A CDSC of up to 1.00% will be charged on purchases of A Shares of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows:
1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays the following sales commissions (as a percentage of the offering price) to brokers that initiate and are responsible for purchases of $1 million or more of A Shares: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more. The distributor does not pay an upfront sales commission for purchases of C Shares. For Rule 12b-1 payments, see "Rule 12b-1 Distribution and Shareholder Service Fees."

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with Fund shares (as of the Fund's prior business day) that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund or its agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

.. Information or records regarding Fund shares held in all accounts in your name at the transfer agent;

.. Information or records regarding Fund shares held in all accounts in your name at a financial intermediary; and

.. Information or records regarding Fund shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

30

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares in Accounts within a period of thirteen months after the date of the LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of A Shares as if such purchases were executed in a single transaction. Accounts subject to the LOI must be specifically identified in the LOI.

ELIMINATION OF INITIAL SALES CHARGES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

.. A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

.. Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

.. Trustees and officers of the Trust; directors, officers and full-time employees of ABSOLUTE, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

.. Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts); and

.. Any person who exchanges into the Fund from another mutual fund for which ABSOLUTE provides advisory services.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating dealers begin immediately for both A Shares and C Shares. Although the plan provides for payments of up to 0.35% on A Shares, the Board, however, currently limit payments on A Shares to 0.25% of average daily net assets.

Because A Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to ABSOLUTE or other financial institutions that provide distribution and shareholder services with respect to A Shares and C Shares.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds for which ABSOLUTE provides advisory services. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange Fund shares within 60 days of purchase, you will be charged a redemption fee of 1.50% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption
Fee" above for additional information. To calculate exchange fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name and class you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different shareholder privileges
.. Obtain a signature guarantee, if required
.. Mail us your request and documentation
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact name(s) in which account is registered
  . Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

32

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income at least semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

                                                                             33

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

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                           ABSOLUTE STRATEGIES FUND
                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES

--------------------------------------------------------------------------------

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
     Additional information about the Fund's investments is available in the
                     Fund's annual/semi-annual reports to
 shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and
       discuss your questions about the Fund by contacting the Fund at:

                           Absolute Strategies Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 992-2765 (toll free)
                          (888) 99-ABSOLUTE (toll free)

  You will also be able to obtain free copies of the annual/semi-annual reports and the SAI on the Fund's website at www.absoluteadvisers.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund
at the Public Reference Room of the Securities and Exchange Commission ("SEC").
                       The scheduled hours of operation
   of the Public Reference Room may be obtained by calling the SEC at (202)
                     942-8090. You can get copies of this
              information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                           SAI, is available on the
                         SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-3023

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